Mid-Year Report 2002

Tri-Continental Corporation

an investment you can live with

Tri-Continental Corporation invests to
produce future growth of both capital
and income, while providing reasonable
current income.

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

August 9, 2002

To the Stockholders:

     For the six months ended June 30, 2002, Tri-Continental Corporation returned –14.93% based on net asset value and –13.47% based on market price, while the Standard & Poor’s 500 Composite Stock Index (S&P 500) returned –13.16% and the Lipper Closed-End Growth & Income Funds Average returned –11.86% for the same time period.

     While the US economy improved during the first half of the year, the stock market was plagued by uncertainty caused by revelations of fraudulent accounting and irresponsible corporate governance. Like other investors, we at J. & W. Seligman & Co. Incorporated are appalled by the unethical and, in some cases, illegal practices uncovered at some corporations. With a rebound in corporate profitability still uncertain, news of corporate improprieties created a crisis of confidence that sent stocks plunging, though we suspect there may be a certain degree of overreaction in the market’s response. We would hope that the corporate executives who engaged in malfeasance are dealt with severely.

     We are encouraged by and support changes in corporate accounting that will increase the quality and transparency of financial reporting, and by legal and regulatory changes that will engender more responsible corporate governance. These issues are being addressed promptly by Congress, the Securities and Exchange Commission, the New York Stock Exchange, the National Association of Securities Dealers, and other regulatory agencies. Most recently, in late July President Bush signed into law a sweeping accounting and corporate reform package known as the Sarbanes-Oxley Act of 2002. In our view, the financial system benefits when corporations are held to higher standards of conduct.

     Despite the turmoil in the markets, there was positive macroeconomic news. The Federal Reserve Board expressed optimism about the prospects for economic recovery, leaving interest rates untouched during the first half of 2002. The US economy expanded at a 5.0% annualized rate in the first quarter, though much of that growth was the result of companies rebuilding their inventories. The second quarter’s growth, while not as robust, was nonetheless positive. Industrial production has been on the rise for several months running, and high-tech production has also shown some signs of life. Inflation remains benign, and consumers continue to spend at a healthy pace. However, the economic recovery is still fragile. Productivity growth declined in the second quarter, and some economists are scaling back their growth expectations for 2002 and 2003.

     Looking ahead, we believe the US economy will strengthen moderately, and that corporate profits will slowly improve. The Federal Reserve Board, wanting to support the nascent recovery, is not

Tri-Continental Corporation

expected to raise interest rates until 2003, and there is the possibility of another rate reduction in 2002. Geopolitical risks remain, but the immediate concern is investor confidence. The current sense of urgency has prompted what we believe are sensible reforms, inserting additional safeguards and regulations into the system.

     To comply with tax regulations for regulated investment companies, Tri-Continental has, for the last several years, made a mid-year capital gain payment, representing the net realized capital gain during the previous November and December. Given market conditions during November and December of 2001, Tri-Continental had net realized capital losses and, therefore, there was no mid-year capital gain distribution this year. Before capital gain payments can resume, the existing net realized losses in the portfolio must be offset by net realized gains. As the economy and stock market recover, and after the existing losses are offset, we expect that Tri-Continental will resume capital gain distributions consistent with historic norms.

     Tri-Continental Corporation’s Annual Stockholders’ Meeting was held on May 16, 2002, in Woodcliff Lake, New Jersey. At the meeting, four directors were elected, the selection of Deloitte & Touche LLP as independent auditors was ratified, and a shareholder proposal was considered. For complete results of the vote, please refer to page 21 of this report. We were pleased to have the opportunity to meet personally with the Tri-Continental Stockholders who were in attendance and to hear their opinions and concerns. We value your input, and we are again asking for assistance from all Stockholders in filling out the survey card enclosed in this report. As was the case last year, this survey is completely anonymous and should take only a few moments to complete. Results of the survey will be included in Tri-Continental’s annual report.

     We thank you for your continued support of Tri-Continental Corporation, and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Managers regarding the Corporation’s results follows this letter.

By order of the Board of Directors,

William C. Morris
Chairman

Brian T. Zino
President

Tri-Continental Corporation

Interview With Your Portfolio Managers, Ben-Ami Gradwohl and David Guy

What were Tri-Continental’s investment results for the first half of 2002?

     For the six months ended June 30, 2002, Tri-Continental Corporation posted a total return of –14.93% based on net asset value and –13.47% based on market price. This compares to the –13.16% return of the Standard & Poor’s 500 Composite Stock Index (S&P 500) and a return of –11.86% for the Corporation’s peers, as measured by the Lipper Closed-End Growth & Income Funds Average.

What economic and market factors affected the Corporation’s results during this period?

     Despite a stock market rally in the fourth quarter of 2001, by the beginning of 2002 investors began coming to terms with the reality that economic recovery was likely to take longer than many had hoped. Stocks, while enjoying a few short periods of upward momentum, fell during the first half of the year. The accounting and corporate governance scandals that came to light weighed heavily on the stock market during this time, creating remarkable volatility, and causing the market to be driven by rumor and emotion. With corporate earnings not yet recovered, investors had the added worry of not knowing whether to trust companies’ financial statements. Technology stocks, which had experienced the largest price gains, were among the worst hit in this environment. While the stock market experienced difficulties, the overall US economy showed signs of improving, albeit slowly, during the six-month period. Gross domestic product (GDP) continued to expand, and productivity increased during the first quarter (although it declined sharply during the second quarter). Inflation remained low, allowing the Federal Reserve Board to leave interest rates unchanged. In fact, it believes the economy is headed for a full recovery. The Federal Reserve Board is not expected to raise rates again until next year, but it may lower rates before the end of 2002 if the recovery appears threatened.

What was your investment strategy during this time?

Our investment strategy was to position Tri-Continental’s portfolio in sectors and industries likely to benefit from a slowly improving economy. At period-end, Tri-Continental’s largest holdings were in capital goods, banks, and pharmaceuticals and biotechnology. During the first six months of 2002, the Corporation reduced its holdings in semiconductors, software and services, and telecommunications services.

     We remained fairly close to a benchmark weighting across economic sectors, and favored

A Team Approach

Tri-Continental Corporation is managed by the Seligman Disciplined Investment Group, headed by Ben-Ami Gradwohl and David Guy. They are assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Group members include Bettina Abrams, Jackson Chow, Frank Fay (trader), Amy Fujii, Ray Lam, David Levy (trader), Michael McGarry, Hendra Soetjahja, Jonathan Roth (trader), Brian Turner, and Nancy Wu.

Tri-Continental Corporation

Interview With Your Portfolio Managers (continued)

stocks that we believe will benefit as the economic recovery gathers steam. We had a slight preference for value-oriented stocks, and we looked favorably on relatively smaller companies, since they tend to outperform their larger counterparts coming out of a recession. Over the short term, this hurt the Corporation because the weakening dollar caused investors to favor larger companies with multinational operations. Also, larger companies tend to have more liquidity in a falling stock market.

What sectors contributed positively to portfolio performance?

     The Corporation’s holdings in financials, basic materials, and consumer cyclicals did well during this difficult time. The energy sector also performed well, benefiting from geopolitical uncertainty and the fear of an interruption in oil supplies because of war.

What sectors detracted from portfolio performance?

     The worst-performing sectors of the portfolio during the first half of the year were technology, communications services, and capital goods. Also, stocks perceived by investors (whether justifiably or not) to have complicated accounting practices were punished. General Electric, a large Tri-Continental holding, was negatively impacted by investors’ sense of uncertainty regarding corporate governance and accounting. However, we think the company is managing its current challenges well: accounting practices have been improved, additional financial disclosures have been made, and the company met second quarter earnings expectations.

What is your outlook?

     The economy is improving, although it is not improving as quickly as many investors had initially hoped. However, we expect that it will continue to pick up strength as we move forward. Industrial production has increased for several months running, a sign that businesses are beginning to build up their inventories. With housing prices remarkably strong, we think continued low mortgage rates will contribute to a new surge in refinancing. If consumer spending continues to support GDP growth, a rebound in business spending has the potential to jump-start the overall economy. Stocks would likely respond well to signs that corporate profits and capital spending are increasing. We think that corporate profits will strengthen slowly, though, and, in our view, earnings estimates will need to be cut or else companies will likely continue to miss earnings targets. Tri-Continental’s portfolio is positioned to take advantage of an economic recovery, although this recovery may be slow in coming. We are confident, however, that the second half of 2002 will provide a more stable investment environment than the first six months did.

Tri-Continental Corporation

Investment Results Per Common Share (unaudited)

TOTAL RETURNS
For Periods Ended June 30, 2002

			Average Annual

	Three	Six	One	Five	10
	Months*	Months*	Year	Years	Years

Market Price**	(16.45)%	(13.47)%	(21.06)%	2.45%	7.70%

Net Asset Value**	(15.16)	(14.93)	(20.13)	0.84	8.69

Lipper Closed-End
Growth & Income
Funds Average***	(13.23)	(11.86)	(14.37)	2.89	8.24

S&P 500***	(13.40)	(13.16)	(17.99)	3.66	11.43

PRICE PER SHARE
	June 30, 2002	March 31, 2002	December 31, 2001

Market Price	$16.10	$19.35	$18.75
Net Asset Value	18.31	21.67	21.69

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Six Months Ended June 30, 2002
	Capital Loss †

Dividends Paid†	Realized	Unrealized

$0.14	$(2.32)	$(0.80)††

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results. Due to market volatility, current performance may be higher or lower than the performance quoted above.

*	Returns for periods of less than one year are not annualized.
**	These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares.
***	The Lipper Closed-End Growth & Income Funds Average and the S&P 500 are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Closed-End Growth & Income Funds Average excludes the effect of any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees and sales charges. The Lipper Closed-End Growth & Income Funds Average measures the performance of closed-end mutual funds with objectives similar to the Corporation. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.
†	Preferred Stockholders were paid dividends totaling $1.25 per share.
††	Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 2002.

Tri-Continental Corporation

Stockholder Survey

     Tri-Continental is conducting a survey in an effort to find out more about the Corporation’s Stockholders, particularly how they feel about their investment. Please take a few moments to complete this survey. It is a self mailer that can be folded, sealed, and mailed. Postage has already been paid, and your responses are anonymous.

Tri-Continental’s Discount

     Closed-end funds, like Tri-Continental, usually trade at either a premium or at a discount; in other words, their market price may be higher or lower than net asset value. During the first six months of 2002, Tri-Continental’s discount narrowed from 13.55% on December 31, 2001, to 12.07% on June 30, 2002. This resulted in a significant disparity between Tri-Continental’s net asset value return of –14.93% and its market price return of -13.47% during this time.

     We are pleased that there has been a convergence between Tri-Continental’s market price and net asset value, creating a narrower discount. Many market professionals believe that a discount represents a buying opportunity to acquire a professionally managed portfolio, with a competitive long-term performance history, at an attractive price. Of the five analysts who follow Tri-Continental (Morgan Stanley Dean Witter, Merrill Lynch, Salomon Smith Barney, AG Edwards, and Everen Securities), all recommend the stock.

     Tri-Continental’s manager, J. & W. Seligman & Co. Incorporated, has taken steps to reduce the discount including proactive contact with the sell-side analyst community, increasing market awareness through www.tri-continental.com, and maintaining an ongoing investor relations program, “Introduce Tri-Continental to a Friend.” Also, in November 2001, Tri-Continental renewed and amended its share buyback program for up to 7.5% of shares outstanding as long as the discount remains wider than 10%. While this program was not designed specifically to narrow the discount, that may be a secondary effect. Our studies show that closed-end funds with more rapid growth in the number of shares outstanding tend to have wider discounts, and the buyback program reduces Tri-Continental’s share count growth by the number of shares repurchased.

www.tri-continental.com

     Up-to-date information about Tri-Continental — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — is now available at www.tri-continental.com. This website was developed for the convenience of current Stockholders and to publicize Tri-Continental.

Stock Repurchase Program

     In November 1998, the Board of Directors authorized a share repurchase program for up to 7.5% of the Corporation’s shares over a 12-month period. This program was reauthorized in November 1999 and 2000, and reauthorized on November 15, 2001. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while reducing the number of shares outstanding and increasing the net asset value of the remaining shares.

     From November 18, 2001, through June 30, 2002, the Corporation repurchased 4,047,400 shares, representing approximately 3.14% of the shares outstanding on the date the program was reauthorized. During this time, the Corporation purchased as many shares in the open market as possible under federal regulations. Corporations are subject to certain restrictions regarding the amount of their own stock they can repurchase in the open market. The repurchase of additional shares is expected to take place through November 2002, as long as the discount remains wider than 10%. The Board of Directors will then consider continuing the program.

Tri-Continental Corporation

Highlights of the First Half (unaudited)

	June 30,	December 31,
Assets:	2002	2001

Total assets	$2,431,011,807	$2,916,124,752
Amounts owed	29,979,248	4,832,988

Net Investment Assets	$2,401,032,559	$2,911,291,764
Preferred Stock, at par value	37,637,000	37,637,000

Net Assets for Common Stock	$2,363,395,559	$2,873,654,764

Common shares outstanding	129,074,462	132,464,248
Net Assets Behind Each Common Share	$18.31	$21.69

	Six Months Ended June 30,

	2002	2001

Taxable Gain:
Net capital gain (loss) realized	$(299,022,320)	$(20,865,366)
Per Common share	$(2.32)		$(0.16)
Unrealized capital gain (loss), end of period	$(103,642,145)	$219,608,199
Per Common share, end of period	$(0.80)	$1.68

Distribution of Gain:
Per Common share	—	$0.10

Income:
Total income earned	$24,294,711	$25,108,488
Expenses	8,635,227	9,826,227
Preferred Stock dividends	940,925	940,925

Income for Common Stock	$14,718,559	$14,341,336

Expenses to average net investment assets	0.63% *	0.60%	*
Expenses to average net assets for Common Stock	0.64% *	0.60%	*

Dividends per Common Share	$0.14	$0.14
With December 2001 gain distribution taken in shares	$0.15

* Annualized.

Tri-Continental Corporation

Diversification of Net Investment Assets (unaudited)

The diversification of portfolio holdings by industry on June 30, 2002, was as follows. Individual securities owned are listed on pages 10 to 13.

				Percent of
				Net Investment
				Assets

				June 30,	December 31,
	Issues	Cost	Value	2002	2001

Net Cash and
Short-Term Holdings	2	$147,930,309	$147,930,309	6.1%	2.0%
Tri-Continental
Financial Division	2	7,848,696	6,511,412	0.3	0.3

	4	$155,779,005	$154,441,721	6.4%	2.3%

Common Stocks:
Automotive and Components	1	$12,015,325	$11,897,970	0.4%	—
Banks	6	169,026,796	183,201,209	7.6	2.7%
Capital Goods	8	370,064,040	361,596,744	15.1	7.1
Chemicals	1	44,773,848	48,471,388	2.0	1.7
Communications Equipment	1	16,266,450	14,997,847	0.6	1.3
Computers and Peripherals	2	44,068,489	42,978,758	1.8	3.1
Consumer Discretionary	1	16,692,602	15,802,590	0.7	—
Consumer Durables and Apparel	1	29,020,866	27,144,008	1.1	—
Consumer Staples	5	155,778,411	163,090,733	6.8	5.5
Diversified Financials	3	155,277,942	150,795,088	6.3	7.5
Electronic Equipment
and Instruments	1	30,315,400	9,333,038	0.4	0.9
Energy	6	151,007,344	152,963,278	6.4	6.9
Health Care Equipment
and Services	3	81,251,186	98,179,995	4.1	6.0
Hotels, Restaurants and Leisure	1	31,767,436	28,880,709	1.2	0.9
Insurance	4	86,736,049	80,567,745	3.4	6.6
Media	3	72,800,996	64,461,435	2.7	6.7
Paper and Forest Products	3	79,694,034	90,925,450	3.8	2.7
Pharmaceuticals
and Biotechnology	6	181,308,921	167,063,483	7.0	7.8
Real Estate	4	28,238,651	30,983,346	1.3	—
Retailing	4	164,062,792	158,763,997	6.6	9.0
Semiconductor Equipment
and Products	5	140,116,243	91,196,165	3.8	7.7
Software and Services	2	80,095,134	76,973,310	3.2	5.7
Telecommunication Services	2	100,709,342	70,032,110	2.9	5.6
Transportation	—	—	—	—	1.1
Utilities	5	107,807,402	106,290,442	4.4	1.2

	78	$2,348,895,699	$2,246,590,838	93.6%	97.7%

Net Investment Assets	82	$2,504,674,704	$2,401,032,559	100.0%	100.0%

Tri-Continental Corporation

Largest Portfolio Changes (unaudited)
April 1 to June 30, 2002

Ten Largest Purchases	Ten Largest Sales

American Express Company*	United Technologies Corporation**
Johnson & Johnson*	Chubb Corporation (The)**
Biomet, Inc.*	Linear Technology Corporation**
ACE Limited*	Bank of New York Company, Inc.
Marvell Technology Group Ltd.*	Oracle Corporation**
Dominion Resources, Inc.*	Bristol-Myers Squibb Company**
Emerson Electric Company*	Citigroup Inc.
Immunex CorporationCorp.*	Home Depot, Inc. (The)**
TXU Corp.*	General Dynamics Corporation**
American Eagle Outfitters, Inc.*	El Paso Corporation**

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

*	Position added during the period.
**	Position eliminated during the period.

10 Largest Holdings (unaudited)
June 30, 2002

		Percent of
Security	Value	Net Investment Assets

Bank of America Corporation	$100,074,435	4.2%
General Electric Company	96,431,475	4.0
3M Company	87,133,200	3.6
J.P. Morgan Chase & Co.	76,005,562	3.2
Wal-Mart Stores, Inc.	70,242,269	2.9
Raytheon Company	64,971,800	2.7
Microsoft Corporation	63,207,074	2.6
Pfizer Inc.	62,842,430	2.6
Kraft Foods Inc. Class “A”	50,778,000	2.1
Air Products and Chemicals, Inc.	48,471,388	2.0

Tri-Continental Corporation

Portfolio of Investments (unaudited)	June 30, 2002

	Shares	Value

COMMON STOCKS 93.6%
AUTOMOBILES AND COMPONENTS – 0.4%
General Motors Corporation	222,600	$11,897,970

BANKS – 7.6%
Bank of America Corporation	1,422,320	$100,074,435
Bank of New York Company, Inc.	317,400	10,712,250
Comerica, Inc.	376,500	23,117,100
KeyCorp	716,200	19,552,260
National City Corporation	681,400	22,656,550
Wachovia Corporation	185,663	7,088,614

		$183,201,209

CAPITAL GOODS – 15.1%
3M Company	708,400	$87,133,200
Deere & Company	278,600	13,344,940
Emerson Electric Company	536,500	28,708,115
General Electric Company	3,319,500	96,431,475
Lockheed Martin Corporation	379,323	26,362,948
Parker Hannifin Corporation	395,400	18,896,166
Raytheon Company	1,594,400	64,971,800
Textron, Inc.	549,000	25,748,100

		$361,596,744

CHEMICALS – 2.0%
Air Products and Chemicals, Inc.	960,400	$48,471,388

COMMUNICATIONS EQUIPMENT – 0.6%
Cisco Systems, Inc.	1,075,500	$14,997,847

COMPUTERS AND PERIPHERALS – 1.8%
Dell Computer Corporation*	895,500	$23,430,758
International Business Machines Corporation	271,500	19,548,000

		$42,978,758

CONSUMER DISCRETIONARY – 0.7%
Gillette Company (The)	466,566	$15,802,590

CONSUMER DURABLES AND APPAREL – 1.1%
Whirpool Corporation	415,300	$27,144,008

CONSUMER STAPLES – 6.8%
ConAgra Foods, Inc.	780,100	$21,569,765
General Mills, Inc.	470,500	20,739,640
Kraft Foods Inc. Class “A”*	1,240,000	50,778,000
Philip Morris Companies, Inc.	562,880	24,586,598
Procter & Gamble Company (The)	508,586	45,416,730

		$163,090,733

See footnotes on page 13.

Tri-Continental Corporation

Portfolio of Investments (unaudited) (continued)	June 30, 2002

	Shares	Value

DIVERSIFIED FINANCIALS – 6.3%
American Express Company	1,136,630	$41,282,401
Citigroup Inc.	864,700	33,507,125
J.P. Morgan Chase & Co.	2,240,730	76,005,562

		$150,795,088

ELECTRONIC EQUIPMENT AND INSTRUMENTS – 0.4%
Flextronics International Ltd. (Singapore)*	1,309,900	$9,333,038

ENERGY – 6.4%
Amerada Hess Corporation	354,700	$29,262,750
Conoco, Inc.	1,023,100	28,442,180
Exxon Mobil Corporation	1,129,100	46,202,772
Marathon Oil Corporation	681,700	18,487,704
Rowan Companies, Inc.*	778,800	16,705,260
Tidewater Inc.	421,100	13,862,612

		$152,963,278

HEALTH CARE EQUIPMENT AND SERVICES – 4.1%
Baxter International Inc.	741,400	$32,955,230
Biomet, Inc.	1,422,000	38,557,530
St. Jude Medical, Inc.*	361,100	26,667,235

		$98,179,995

HOTELS, RESTAURANTS AND LEISURE – 1.2%
Starwood Hotels & Resorts Worldwide, Inc.	878,100	$28,880,709

INSURANCE – 3.4%
ACE Limited (Bermuda)	1,072,600	$33,894,160
Marsh & McLennan Companies, Inc.	233,805	22,585,563
St. Paul Companies, Inc.	189,100	7,359,772
XL Capital Ltd. Class “A” (Bermuda)	197,500	16,728,250

		$80,567,745

MEDIA – 2.7%
Clear Channel Communications, Inc.*	365,100	$11,690,502
Knight Ridder Inc.	450,000	28,327,500
Viacom Inc. Class “B”*	550,900	24,443,433

		$64,461,435

PAPER AND FOREST PRODUCTS – 3.8%
Boise Cascade Corporation	352,100	$12,158,013
Bowater, Inc.	646,700	35,161,079
Weyerhaeuser Company	682,950	43,606,358

		$90,925,450

See footnotes on page 13.

Tri-Continental Corporation

Portfolio of Investments (unaudited) (continued)	June 30, 2002

	Shares	Value

PHARMACEUTICALS AND BIOTECHNOLOGY – 7.0%
Allergan, Inc.	191,300	$12,769,275
Immunex Corporation*	1,113,700	24,874,490
Johnson & Johnson	774,643	40,482,843
Pfizer Inc.	1,795,498	62,842,430
Pharmacia Corporation	503,500	18,856,075
Waters Corporation*	271,100	7,238,370

		$167,063,483

REAL ESTATE – 1.3%
Equity Office Properties Trust	292,520	$8,804,852
Equity Residential	313,130	9,002,488
ProLogis Trust	247,260	6,428,760
Simon Property Group, Inc.	183,150	6,747,246

		$30,983,346

RETAILING – 6.6%
American Eagle Outfitters, Inc.	1,036,500	$21,906,427
May Department Stores Company	1,400,800	46,128,344
Wal-Mart Stores, Inc.	1,276,900	70,242,269
Walgreen Co.	530,338	20,486,957

		$158,763,997

SEMICONDUCTOR EQUIPMENT AND PRODUCTS – 3.8%
Analog Devices, Inc.*	516,910	$15,352,227
Applied Materials, Inc.	988,400	18,868,556
Intel Corporation	1,652,500	30,199,437
Marvell Technology Group Ltd.*	520,380	10,352,960
Novellus Systems, Inc.*	483,100	16,422,985

		$91,196,165

SOFTWARE AND SERVICES – 3.2%
Business Objects S.A.*	490,600	$13,766,236
Microsoft Corporation*	1,157,003	63,207,074

		$76,973,310

TELECOMMUNICATION SERVICES – 2.9%
SBC Communications, Inc.	1,532,100	$46,729,050
Verizon Communications Inc.	580,400	23,303,060

		$70,032,110

See footnotes on page 13.

Tri-Continental Corporation

Portfolio of Investments (unaudited) (continued)	June 30, 2002

	Shares or
	Principal Amount		Value

UTILITIES – 4.4%
Dominion Resources, Inc.	501,900	shs.	$33,225,780
Exelon Corporation	370,700		19,387,610
FPL Group, Inc.	165,800		9,946,342
Southern Company	701,600		19,223,840
TXU Corp.	475,400		24,506,870

			$106,290,442

TOTAL COMMON STOCKS
(Cost $2,348,895,699)			$2,246,590,838

TRI-CONTINENTAL FINANCIAL DIVISION† – 0.3%
(Cost $7,848,696)			$6,511,412

FIXED TIME DEPOSITS – 5.0%
Dexia Bank, Grand Cayman
1.93%, 7/1/02	$84,000,000		$84,000,000
Rabobank Nederland, Grand Cayman
1.9375%, 7/1/02	36,400,000		36,400,000

TOTAL FIXED TIME DEPOSITS
(Cost $120,400,000)			$120,400,000

TOTAL INVESTMENTS – 98.9%
(Cost $2,477,144,395)			$2,373,502,250
OTHER ASSETS LESS LIABILITIES – 1.1%			27,530,309

NET ASSETS – 100.0%			$2,401,032,559

*	Non-income producing security.
†	Restricted securities.

See footnotes on page 13.

Tri-Continental Corporation

Statements of Assets and Liabilities (unaudited) June 30, 2002

Assets:
Investments, at value
Common Stocks (cost—$2,348,895,699)	$ 2,246,590,838
Tri-Continental Financial Division
(cost—$7,848,696)	6,511,412
Fixed Time Deposits (cost—$120,400,000)	120,400,000

		$2,373,502,250
Cash		592,066
Receivable for securities sold		52,419,298
Receivable for dividends and interest		3,815,763
Expenses prepaid to shareholder service agent		511,489
Receivable for Common Stock sold		11,752
Other		159,189

Total Assets		$2,431,011,807

Liabilities:
Payable for securities purchased		$26,569,303
Payable for Common Stock repurchased		833,251
Management fee payable		828,353
Preferred dividends payable		470,462
Accrued expenses and other		1,277,879

Total Liabilities		$29,979,248

Net Investment Assets		$2,401,032,559
Preferred Stock		37,637,000

Net Assets for Common Stock		$2,363,395,559

Net Assets per share of Common Stock
(Market value—$16.10)		$18.31

Statement of Capital Stock and Surplus (unaudited) June 30, 2002

Capital Stock:
$ 2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share—$ 3,189.72
Shares authorized— 1,000,000; issued
and outstanding—752,740		$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued
and outstanding— 129,074,462		64,537,231
Surplus:
Capital surplus		2,907,471,313
Dividends in excess of net investment income		(294,166)
Accumulated net realized loss		(504,676,674)
Net unrealized depreciation of investments		(103,642,145)

Net Investment Assets		$2,401,032,559

See Notes to Financial Statements

Tri-Continental Corporation

Statement of Operations (unaudited) For the Six Months Ended June 30, 2002

Investment Income:
Dividends	$23,563,978
Interest	730,733

Total Investment Income		$24,294,711
Expenses:
Management fee	$5,506,089
Stockholder account and registrar services	1,941,019
Stockholder reports and communications	438,038
Custody and related services	223,354
Stockholders’ meeting	188,783
Directors’ fees and expenses	138,120
Auditing and legal fees	114,030
Registration	21,720
Miscellaneous	64,074

Total Expenses		8,635,227

Net Investment Income		$15,659,484	*
Net Realized and Unrealized Loss
on Investments:
Net realized loss on investments	$(299,022,320)
Net change in unrealized appreciation
of investments	(144,758,046)

Net Loss on Investments		(443,780,366)

Decrease in Net Investment Assets
from Operations		$(428,120,882)

* Net investment income available for Common Stock is $14,718,559, which is net of Preferred Stock dividends of $940,925.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets (unaudited)

	Six Months Ended	Year Ended
	June 30, 2002	December 31, 2001

Operations:
Net investment income	$15,659,484	$42,623,518
Net realized loss on investments	(299,022,320)	(80,526,356)
Net change in unrealized appreciation
of investments	(144,758,046)	(334,398,993)

Decrease in Net Investment Assets
from Operations	$(428,120,882)	$(372,301,831)

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $1.25 and $2.50)	$(940,925)	$(1,881,850)
Common Stock (per share: $0.14 and $0.28)	(18,239,206)	(36,514,647)

	$(19,180,131)	$(38,396,497)
Net realized long-term gain on investments:
Common Stock (per share: $0 and $1.113)	—	(143,071,826)

Decrease in Net Investment Assets
from Distributions	$(19,180,131)	$(181,468,323)

Capital Share Transactions:
Value of shares of Common Stock issued
at market price in gain distributions
(0 and 5,058,205 shares)	$—	$99,939,945
Value of shares of Common Stock issued
for investment plans (841,112 and 1,561,757 shares)	15,534,375	32,372,698
Cost of shares of Common Stock purchased
from investment plan participants
(970,366 and 2,334,926 shares)	(18,001,720)	(48,682,192)
Cost of shares of Common Stock purchased in the
open market (3,269,100 and 5,465,600 shares)	(60,499,417)	(114,215,667)
Net proceeds from issuance of shares of
Common Stock upon exercise of
Warrants (8,568 and 1,447 shares)	8,570	1,507

Increase (Decrease) in Net Investment Assets
from Capital Share Transactions	$(62,958,192)	$(30,583,709)

Decrease in Net Investment Assets	$(510,259,205)	$(584,353,863)
Net Investment Assets:
Beginning of period	2,911,291,764	3,495,645,627

End of Period (including undistributed (net of
dividends in excess of) net investment income of
$(294,166) and $3,226,481, respectively)	$2,401,032,559	$2,911,291,764

See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements (unaudited)

1.  Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Investments in stocks, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

d.	Distributions to Stockholders — The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation. At December 31, 2001, the Corporation elected to defer to January 1, 2002, the recognition for tax purposes of net losses of $209,917,064 realized on sales of investments after October 31, 2001. These losses will be available to offset future taxable net gains.

2.  Capital Stock Transactions — Under the Corporation’s Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2002, 970,366 shares were purchased from Plan participants at a cost of $18,001,720, which represented a weighted average discount of 11.38% from the net asset value of those acquired shares. A total of 841,112 shares were issued to Plan participants during the six months ended June 30, 2002, for proceeds of $15,534,375, at a discount of 10.08% from the net asset value of those shares.

     For the six months ended June 30, 2002, the Corporation purchased 3,269,100 shares of its Common Stock in the open market at an aggregate cost of $60,499,417, which represented a weighted average discount of 10.83% from the net asset value of those acquired shares.

     At June 30, 2002, 291,825 shares of Common Stock were reserved for issuance upon exercise of 12,970 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share. Assuming the exercise of all Warrants outstanding at June 30, 2002, net investment assets would have

Tri-Continental Corporation

Notes to Financial Statements (unaudited) (continued)

increased by $291,825 and the net asset value of the Common Stock would have been $18.27 per share. The number of Warrants exercised during the six months ended June 30, 2002, and the year ended December 31, 2001, was 381 and 67, respectively.

3.  Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding short-term investments, amounted to $2,591,582,056 and $2,746,597,325, respectively. At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $111,200,557 and $214,842,702, respectively.

4.  Management Fee, Administrative Services, and Other Transactions — J. & W. Seligman & Co. Incorporated (the “Manager”) manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the six months ended June 30, 2002, was equivalent to an annual rate of 0.40% of the average daily net assets of the Corporation.

     Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $1,896,864 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors’ fees and expenses, and the accumulated balance thereof at June 30, 2002, of $242,168 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5.  Restricted Securities — At June 30, 2002, the Tri-Continental Financial Division of the Corporation was comprised of two investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships, along with their cost and values at June 30, 2002, were as follows:

Investments	Acquisition Date(s)	Cost	Value

WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$5,228,531	$4,150,303
Whitney Subordinated Debt Fund, L.P	7/12/89 to 11/10/98	2,620,165	2,361,109

Total		$7,848,696	$6,511,412

Tri-Continental Corporation

Financial Highlights (unaudited)

     The Corporation’s financial highlights are presented below. “Per share operating performance” data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     “Total investment return” measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the period. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the periods presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Six Months		Year Ended December 31,
	Ended
	June 30, 2002	2001	2000	1999	1998	1997

Per Share Operating Performance:
Net Asset Value,
Beginning of Period	$21.69	$25.87	$32.82	$34.13	$32.06	$29.28

Net investment income	0.12	0.32	0.35	0.48	0.54	0.60
Net realized and unrealized
investment gain (loss)	(3.35)	(3.02)	(3.25)	2.90	7.01	6.94
Net realized and unrealized loss
from foreign currency transactions	—	—	—	—	(0.01)	(0.17)

Increase (Decrease) from
Investment Operations	(3.23)	(2.70)	(2.90)	3.38	7.54	7.37
Dividends paid on Preferred Stock	(0.01)	(0.01)	(0.02)	(0.02)	(0.02)	(0.02)
Dividends paid on Common Stock	(0.14)	(0.28)	(0.33)	(0.48)	(0.52)	(0.60)
Distributions from net gain realized	—	(1.11)	(3.30)	(3.79)	(4.28)	(3.45)
Issuance of Common Stock
in gain distributions	—	(0.08)	(0.40)	(0.40)	(0.65)	(0.52)

Net Increase (Decrease)
in Net Asset Value	(3.38)	(4.18)	(6.95)	(1.31)	2.07	2.78

Net Asset Value,
End of Period	$18.31	$21.69	$25.87	$32.82	$34.13	$32.06

Adjusted Net Asset Value,
End of Period*	$18.27	$21.65	$25.82	$32.75	$34.06	$31.99
Market Value, End of Period	$16.10	$18.75	$21.1875	$27.875	$28.50	$26.6875

See footnotes on page 20.

Tri-Continental Corporation

Financial Highlights (unaudited) (continued)

	Six Months	Year Ended December 31,
	Ended
	June 30, 2002	2001	2000	1999	1998	1997

Total Investment Return:
Based upon market value	(13.47)%	(5.22)%	(11.56)%	12.57%	26.19%	27.96%
Based upon net asset value	(14.93)%	(10.20)%	(8.29)%	10.67%	25.80%	26.65%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.63%	0.59%	0.54%	0.56%	0.58%	0.60%
Expenses to average net assets for
Common Stock	0.64%	0.60%	0.54%	0.56%	0.58%	0.60%
Net investment income to
average net investment assets	1.15%	1.36%	1.10%	1.36%	1.59%	1.80%
Net investment income to average
net assets for Common Stock	1.16%	1.37%	1.11%	1.38%	1.60%	1.82%
Portfolio turnover rate	97.16%	124.34%	54.13%	42.83%	63.39%	83.98%
Net Investment Assets,
End of Period (000s omitted):
For Common Stock	$2,363,396	$2,873,655	$3,458,009	$4,109,863	$4,002,516	$3,391,816
For Preferred Stock	37,637	37,637	37,637	37,637	37,637	37,637

Total Net Investment Assets	$2,401,033	$2,911,292	$3,495,646	$4,147,500	$4,040,153	$3,429,453

* Assumes the exercise of outstanding warrants.
See Notes to Financial Statements.

Tri-Continental Corporation

Proxy Results

     Tri-Continental Corporation Stockholders voted on the following proposals at the Annual Meeting of Stockholders on May 16, 2002, in Woodcliff Lake, NJ. The description of each proposal and the voting results are stated below. Each nominee for Director was elected, the selection of Deloitte & Touche LLP as auditors for 2002 was ratified, and the shareholder proposal was not adopted.

	For	Withheld

Election of Directors:
Paul C. Guidone	94,735,370	4,410,173
John E. Merow	94,748,941	4,396,602
Betsy S. Michel	94,820,442	4,325,101
James N. Whitson	95,017,220	4,128,323

	For	Against	Abstain

Ratification of Deloitte &
Touche LLP as auditors	96,335,501	1,381,462	1,428,574

	For	Against	Abstain

Shareholder Proposal—
Termination of Investment
Management Agreement	14,895,719	46,887,723	4,781,474

Tri-Continental Corporation

Board of Directors

John R. Galvin (2,4)
Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University

Paul C. Guidone (1)
Chief Investment Officer,  J. & W. Seligman & Co. Incorporated

Alice S. Ilchman (3,4)
Director, Jeannette K. Watson Summer Fellowships
Trustee, Committee for Economic Development

Frank A. McPherson (3,4)
Director, Conoco Inc.
Director, Integris Health

John E. Merow (2,4)
Director, Commonwealth Industries, Inc.
Trustee, New York-Presbyterian Hospital
Retired Chairman and Senior Partner, Sullivan & Cromwell

Betsy S. Michel (2,4)
Trustee, The Geraldine R. Dodge Foundation

William C. Morris (1)
Chairman of the Board,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

Leroy C. Richie (2,4)
Chairman and CEO, Q Standards Worldwide, Inc.

James Q. Riordan (3,4)
Trustee, Committee for Economic Development

Robert L. Shafer (3,4)
Retired Vice President, Pfizer Inc.

James N. Whitson (2,4)
Director and Consultant,
    Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

Brian T. Zino (1)
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Chairman, ICI Mutual Insurance Company
Member of the Board of Governors,
    Investment Company Institute

Fred E. Brown
Director Emeritus

Member:	(1)	Executive Committee
	(2)	Audit Committee
	(3)	Director Nominating Committee
	(4)	Board Operations Committee

Tri-Continental Corporation

Executive Officers

William C. Morris
Chairman

Brian T. Zino
President

Ben-Ami Gradwohl
Vice President

David Guy
Vice President

Charles W. Kadlec
Vice President

Thomas G. Rose
Vice President

Lawrence P. Vogel
Vice President and Treasurer

Frank J. Nasta
Secretary

For More Information

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

Stockholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) TRI-1092	Stockholder Services
(800) 445-1777	Retirement Plan Services
(212) 682-7600	Outside the United States
(800) 622-4597	24-Hour Automated
Telephone Access Service

This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common
Stock of Tri-Continental Corporation, which contains information about management fees and other costs.

CETR13 6/02